As filed with the Securities and Exchange Commission on September 27, 2006

                                             1933 Act Registration No. 333-27917
                                             1940 Act Registration No.  811-8229

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]

                          Pre-Effective Amendment No. _____   [___]
                          Post-Effective Amendment No. 13     [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]

                           Amendment No. 14      [ X ]

                                 UBS INDEX TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                         New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 882-5000

                              MARK F. KEMPER, ESQ.
                   UBS Global Asset Management (Americas) Inc.
                               51 West 52nd Street
                         New York, New York 10019-6114
                     (Name and address of agent for service)

                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                   Dechert LLP
                               1775 I Street, N.W.
                          Washington, D.C. 20006-2401
                            Telephone: (202) 261-3300

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[___]  Immediately upon filing pursuant to Rule 485(b)
[ X ]  On September 28, 2006 pursuant to Rule 485(b)
[___]  60 days after filing pursuant to Rule 485(a)(1)
[___]  On ________________ pursuant to Rule 485(a)(1)
[___]  75 days after filing pursuant to Rule 485(a)(2)
[___]  On ________________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered: Class A, Class B, Class C, Class C-2 and Class Y Shares of Beneficial Interest of UBS S&P 500 Index Fund.

[LOGO OF UBS] UBS Global Asset
                  Management

UBS S&P 500 INDEX FUND
PROSPECTUS

September 28, 2006

This prospectus offers Class A, Class B, Class C, Class C-2 and Class Y shares of UBS S&P 500 Index Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class C-2 shares are available only to existing shareholders of Class C-2 shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------
  NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------
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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

CONTENTS

THE FUND
What every investor should know about the fund
Investment objective, strategies and risks...................................    1
Performance..................................................................    3
Expenses and fee tables......................................................    5
More about risks and investment strategies...................................    7

YOUR INVESTMENT
Information for managing your fund account
Managing your fund account...................................................    8
--Flexible pricing
--Buying shares
--Selling shares
--Exchanging shares
--Transfer agent
--Additional information about your account
--Market timing
--Pricing and valuation

ADDITIONAL INFORMATION
Additional important information about the fund
Management...................................................................    21
Dividends and taxes..........................................................    23
Disclosure of portfolio holdings.............................................    24
Financial highlights.........................................................    25
Where to learn more about UBS mutual funds...................................    Back cover

Please find the fund's privacy notice inside the back cover of this Prospectus.

------------------------------------------------------------
  THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
------------------------------------------------------------

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                                                     UBS Global Asset Management
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UBS S&P 500 INDEX FUND
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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE
To replicate the total return of the S&P500 Index, before fees and expenses.

PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in common stocks issued by companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index" or "Index"). The fund ordinarily invests in at least 450 stocks that are represented in the Index in proportion to their weighting in the Index. The fund may invest, to a lesser extent, in related derivatives, such as options and futures contracts, that simulate investment in the Index.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks issued by companies represented in the S&P 500 Index. The fund has adopted this policy as a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all US common stocks but do not necessarily represent all of the largest US companies. S&P selects the component stocks included in the Index with the aim of achieving a distribution that is representative of the various industry components of the US market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. Each stock in the Index is weighted by its free float market value relative to the total free float market value of all securities in the Index. To be eligible for inclusion in the S&P 500, a company must generally have a minimum market capitalization of at least $4 billion. As of June 30, 2006, the market capitalization of the S&P 500 Index ranged from $0.5 billion to $371 billion, with an average market capitalization of $23 billion.

The fund's investment advisor, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), uses a "passive" investment approach in attempting to replicate the investment performance of the S&P 500 Index. UBS Global AM does not attempt to "beat" the market by actively buying and selling stocks, some of which may not be included in the S&P 500 Index. UBS Global AM may (but is not required to) use options and futures and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for fund

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UBS Global Asset Management                                                    1
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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

management purposes. UBS Global AM also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. S&P 500(R)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by UBS Global AM.

PRINCIPAL RISKS
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

o Equity Risk--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o Index Tracking Risk--While the fund attempts to replicate the investment results of the Index, the fund's investment results generally will not be identical to those of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

o Derivatives Risk--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

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2                                                    UBS Global Asset Management
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UBS S&P 500 INDEX FUND
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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE
The following bar chart and table provide information about the fund's performance and thus gives some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class Y shares because they have the longest performance history of any class of fund shares. Unlike the other classes of shares, Class Y shares have no sales charges.

The table that follows the chart shows the average annual returns over various time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns of the S&P 500 Index, which is unmanaged and, therefore, does not reflect any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class Y shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class Y shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3
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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

TOTAL RETURN ON CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

     [CHART OF TOTAL RETURN ON CLASS Y SHARES]


CALENDAR YEAR                       TOTAL RETURN
1998                                    27.93%
1999                                    20.37%
2000                                   (9.60)%
2001                                  (12.13)%
2002                                  (22.38)%
2003                                    28.09%
2004                                    10.34%
2005                                     4.54%

                    [END CHART]

Total return January 1 to June 30, 2006--2.55%
Best quarter during years shown: 4th quarter, 1998--20.87%
Worst quarter during years shown: 3rd quarter, 2002--(17.35)%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)


                                                                                           LIFE OF
CLASS (INCEPTION DATE)                                                  1 YEAR   5 YEARS    CLASS
----------------------                                                  ------   -------   -------
Class A (10/2/98)
   Return Before Taxes .............................................    1.69%    (0.60)%    3.80%
Class B (11/7/03)
   Return Before Taxes .............................................    0.91%     N/A       8.18%
Class C (10/7/98)
   Return Before Taxes .............................................    2.47%    (0.84)%    3.42%
Class C-2 (11/7/03)
   Return Before Taxes .............................................    3.17%     N/A       9.00%
Class Y (12/31/97)
   Return Before Taxes .............................................    4.54%     0.15%     4.32%
   Return After Taxes on Distributions .............................    4.32%    (0.20)%    3.68%
   Return After Taxes on Distributions and Sale of Fund Shares......    3.25%     0.00%     3.45%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)..    4.91%     0.55%         *

------------

* Average annual total returns for the S&P 500 Index for the life of each class were as follows: Class A--4.66%; Class B--10.18%; Class C--5.13%; Class C-2--10.18%; Class Y--4.79%.

--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management
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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):

                                                           CLASS A    CLASS B    CLASS C    CLASS C-2    CLASS Y
                                                           -------    -------    -------    ---------    -------
Maximum Front-End Sales Charge (Load) Imposed on
   Purchases (as a % of Net Asset Value ("NAV"))* .....     2.50%      None       None       None         None
Maximum Deferred Sales Charge (Load) (as a % of
   offering price or NAV, whichever is lower)* ........      None     3.00%      1.00%      0.65%         None
Exchange Fee   ........................................      None      None       None       None         None

ANNUAL FUND OPERATING EXPENSES  (expenses that are deducted from fund assets):

                                                           CLASS A    CLASS B    CLASS C    CLASS C-2    CLASS Y
                                                           -------    -------    -------    ---------    -------
Management Fees ........................................    0.20%      0.20%       0.20%       0.20%       0.20%
Distribution and/or Service (12b-1) Fees   .............    0.25       0.65        1.00        0.65        None
Other Expenses .........................................    0.37       0.31        0.27        0.30        0.47
                                                            -----      -----       -----       -----       -----
Total Annual Fund Operating Expenses ...................    0.82%      1.16%       1.47%       1.15%       0.67%
                                                            =====      =====       =====       =====       =====
Expense Reimbursements** ...............................    0.12%      0.06%       0.02%       0.05%       0.22%
                                                            =====      =====       =====       =====       =====
Net Expenses** .........................................    0.70%      1.10%       1.45%       1.10%       0.45%
                                                            =====      =====       =====       =====       =====

-------------
 * Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase or sale. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

** The fund and UBS Global AM have entered into a written expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to reimburse the fund so that the annual total operating expenses of each class through September 30, 2007 (excluding interest expense, if any) would not exceed 0.70% for Class A, 1.10% for Class B, 1.45% for Class C, 1.10% for Class C-2 and 0.45% for Class Y. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three years without causing the fund's expenses in any of those three years to exceed those "Net Expenses" rates.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the preceding table, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    -------    --------
Class A ....................................................   $320      $494       $682       $1,227
Class B (assuming sale of all shares at end of period) .....    412       563        733        1,222**
Class B (assuming no sale of shares) .......................    112       363        633        1,222**
Class C (assuming sale of all shares at end of period)   ...    248       463        801        1,756
Class C (assuming no sale of shares) .......................    148       463        801        1,756
Class C-2 (assuming sale of all shares at end of period) ...    177       360        628        1,393
Class C-2 (assuming no sale of shares)  ....................    112       360        628        1,393
Class Y ....................................................     46       192        351          814

------------
 * The costs under the 1 year estimate reflect an Expense Reimbursement Agreement between UBS Global AM and the fund to limit the fund's total annual operating expenses to the net expenses shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the Expense Reimbursement Agreement is in effect only for the first year. As long as the Expense Reimbursement Agreement is renewed each year, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS
The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

INDEX TRACKING RISK. The fund expects a close correlation between its performance and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

DERIVATIVES RISK. The value of "derivatives"-- so-called because their value "derives" from the value of an underlying asset, reference rate or index-- may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged. Derivatives include options and futures contracts that may be used to simulate full investment in the S&P 500 Index.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7
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UBS S&P 500 INDEX FUND
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MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING
The fund offers five classes of shares--Class A, Class B, Class C, Class C-2 and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A, Class B, Class C and Class C-2 shares that allows it to pay service and (for Class B, Class C and Class C-2 shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

You may qualify for a waiver of certain sales charges on Class A, Class B, Class C and Class C-2 shares. See "Sales charge waivers for Class A, Class B, Class C and Class C-2 shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

CLASS A SHARES
Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B, Class C and Class C-2 shares.

The Class A sales charges for the fund are described in the following table:

CLASS A SALES CHARGES


                                                       SALES CHARGE AS A PERCENTAGE OF:    REALLOWANCE TO SELECTED
                                                       --------------------------------           DEALERS AS
AMOUNT OF INVESTMENT                                   NAV          NET AMOUNT INVESTED       PERCENTAGE OF NAV
--------------------                                   ---          -------------------       -----------------
Less than $100,000 ................................    2.50%               2.56%                     2.25%
$100,000 to $249,999 ..............................    2.00                2.04                      1.75
$250,000 to $499,999 ..............................    1.50                1.52                      1.25
$500,000 to $999,999 ..............................    1.00                1.01                      0.75
$1,000,000 to $49,999,999(1) ......................    None                None                      0.50
$50 million and over(1) ...........................    None                None                      0.25

------------
(1) A deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

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8                                                    UBS Global Asset Management
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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

CLASS B SHARES
Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.40% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the specified period below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:


                                                                 PERCENTAGE (BASED ON AMOUNT OF
                                                                 INVESTMENT) BY WHICH THE SHARES'
                                                                  NET ASSET VALUE IS MULTIPLIED:
                                                         --------------------------------------------------
                                                           LESS        $100,000      $250,000      $500,000
                                                           THAN           TO            TO            TO
IF YOU SELL SHARES WITHIN:                               $100,000      $249,999      $499,999      $999,999
--------------------------                               --------      --------      --------      --------
1st year since purchase .....................                 3%            2%            2%            1%
2nd year since purchase .....................                 3             2             1             1
3rd year since purchase .....................                 2             1             1          None
4th year since purchase .....................                 2             1          None          None
5th year since purchase .....................                 1          None          None          None
6th year since purchase .....................                 1          None          None          None
7th year since purchase .....................              None          None          None          None

If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase at least $500,000 but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9
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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

To minimize your deferred sales charge, we will assume that you are selling:

o   First, Class B shares representing reinvested dividends, and

o   Second, Class B shares that you have owned the longest.

CLASS C SHARES
Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

CLASS C-2 SHARES
CLASS C-2 SHARES ARE CURRENTLY AVAILABLE FOR PURCHASE ONLY BY EXISTING SHAREHOLDERS OF CLASS C-2 SHARES. NEW INVESTORS AND FORMER HOLDERS OF CLASS C-2 SHARES MAY NOT PURCHASE CLASS C-2 SHARES.

Class C-2 shares pay an annual 12b-1 distribution fee of 0.40% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C-2 shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C-2 shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C-2 shares by multiplying the applicable percentage by the lesser of the net asset value of the Class C-2 shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES
Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

  1.  Redemptions from any registered mutual fund for which UBS Global
      Asset Management (US)Inc.("UBS Global AM (US)")or any of its affiliates serve as principal underwriter if you:

o   Originally paid a front-end sales charge on the shares; and

o   Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

  2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to)

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management
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UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

      the Board of Directors/Trustees (and former board members who retire from such boards after December 1,2005) of any investment company for which UBS Global AM (US)or any of its affiliates serves as principal underwriter.

  3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

  4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

  5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

  6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

  7.  Insurance company separate accounts.

  8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

  9.  Reinvestment of capital gain distributions and dividends.

 10. College savings plans organized under Section 529 of the Internal Revenue Code.

 11. A Financial Advisor at UBS Financial Services Inc. who was formerly employed as an investment executive with a competing brokerage firm, if:

 o  you were the Financial Advisor's client at the competing brokerage firm;

 o within 90 days of buying shares in the fund,you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

 o you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

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UBS Global Asset Management                                                   11
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Class A, Class B, Class C and Class C-2 shares deferred sales charge waivers.
The deferred sales charge will be waived for:

o   Redemptions of Class A shares by former holders of Class N shares;

o Exchanges between Family Funds ("Family Funds" include other UBS funds, UBS PACE(SM) Select funds and other funds for which UBS Global AM (US)serves as principal underwriter), if purchasing the same class of shares;

o Redemptions following the death or disability of the shareholder or beneficial owner;

o   Tax-free returns of excess contributions from employee benefit plans;

o Distributions from employee benefit plans, including those due to plan termination or plan transfer;

o Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

o   are limited annually to no more than 12% of the original account value;

o   are made in equal monthly amounts, not to exceed 1% per month;

o the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

o   Redemptions of shares purchased through retirement plans (accounts).

SALES CHARGE REDUCTIONS FOR CLASS A SHARES RIGHT OF ACCUMULATION
A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class C-2 and/or Class Y shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class C-2 and/or Class Y shares as well as those Class A, Class B, Class C, Class C-2 and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class C-2 and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class C-2 and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM
(US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US)

------------
(1) Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

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12                                                   UBS Global Asset Management
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at any time as to purchases occurring thereafter. Shares purchased through a broker-dealer may be subject to different procedures concerning the right of accumulation. Please contact your investment professional for more information.

LETTER OF INTENT
Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C, Class C-2 and/or Class Y shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US)or from Financial Advisors. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES
Additional information concerning sales charge reductions and waivers is available in the fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described above, you may need to notify and/or provide certain documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US)of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS Global AM (US) may include:

o Information or records regarding shares of the fund or other funds held in all accounts at any financial intermediary;

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13
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o   Information or records regarding shares of the fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

o Any other information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information regarding the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the fund's Web site, free of charge, at http://www.ubs.com/globalam.

CLASS Y SHARES
Shareholders pay no front-end or deferred sales charges on Class Y shares. UBS Global AM (US), the principal underwriter of the fund, may make payments out of its own resources to affiliated (e.g., UBS Financial Services Inc.) and unaffiliated dealers as follows: a one time finder's fee consistent with the fund's Class A share Reallowance to Selected Dealers' schedule (see page 8) and beginning in the thirteenth month after purchase an ongoing fee in an annual amount up to 0.05%oftheassetssubjectto such arrangements. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the fund.

The following are eligible to purchase Class Y shares:

o Shareholders of Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

o Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

o Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

o Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

o Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

o Shareholders who owned Class Y shares of the fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;

o College savings plans organized under Section 529 of the Internal Revenue Code, if shareholder servicing fees are paid exclusively outside of the participating funds;

o Shareholders who invest a minimum initial amount of $10 million in a fund. An institutional investor may aggregate its holdings with holdings of

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management
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  certain related institutional investors to meet the foregoing minimums;

o Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the Internal Revenue Code that invest a minimum initial amount of $2,500,000 in the fund;

o Employees of UBS Global AM (US) as long as the employee establishes an account in his or her name directly at the fund's transfer agent and purchases a minimum initial amount of $50,000;

o Members of (and nominees to)the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established in his or her name directly at the Fund's transfer agent; and

o Other investors as approved by the fund's Board of Trustees.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES
You can buy fund shares through your financial advisor at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

o Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

o Buying shares through the transfer agent as described below; or

o Opening an account by exchanging shares from another Family Fund.

The fund, UBS Global AM and UBS Global AM (US) reserve the right to reject a purchase order and to suspend the offering of shares for a period of time or permanently.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER
UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares:

o 0.05% of the value (at the time of sale) of all shares of the fund sold through UBS Financial Services Inc., and

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15
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o a monthly retention fee at the annual rate of 0.05% of the value of shares of the fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

MINIMUM INVESTMENT
To open an account ...............     $1,000
To add to an account .............     $  100

The fund may waive or reduce these amounts for:

o Employees of UBS Global AM(US)or its affiliates; or

o Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

SELLING SHARES
You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class C-2, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge you a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

EXCHANGING SHARES
You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may exchange Class C-2 shares for Class C shares of most other Family Funds. You may not exchange shares of another fund for Class C-2 shares. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

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16                                                   UBS Global Asset Management
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Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT
If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

o Your name and address;

o Your account number;

o The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

o The dollar amount or number of shares you want to sell and/or exchange; and

o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

PFPC Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS Global AM (US) employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17
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TRANSFER OF ACCOUNTS
If you hold Class A, Class B, Class C, Class C-2 or Class Y shares of the fund in a brokerage account and you transfer your brokerage account to another firm, your fund shares will be moved to an account with PFPC Inc., the fund's transfer agent. However, if the other firm has entered into a dealer agreement relating to the fund with UBS Global AM(US), the fund's principal underwriter, you may be able to hold fund shares in an account with the other firm.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

MARKET TIMING
The interests of the fund's long-term shareholders and the fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." Market timing may cause the fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase the fund's transaction costs or administrative costs. These factors may hurt the fund's performance and its shareholders.

The fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. The fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM determines to be a market timer. UBS Global AM maintains market timing prevention procedures under which it reviews daily reports from the fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM will consider the potential harm of the trading or exchange activity to the fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global

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18                                                   UBS Global Asset Management
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AM will attempt to prohibit the Financial Advisor from making additional purchases of the fund on behalf of its clients.

Shares of the fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM detects an unusual pattern of trading activity, UBS Global AM will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary use its best efforts to identify and bar any customer or participant that is engaging in market timing, if possible.

While the fund will encourage Financial Intermediaries to apply the fund's market timing policies to their customers or participants who invest in the fund through an omnibus account, the fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS Global AM reviews the trading activity of omnibus accounts, UBS Global AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While the fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in the fund.

Certain types of transactions will also be exempt from the market timing prevention procedures, such as purchases and redemptions through UBS Global AM's automatic cash withdrawal plan and automatic investment plan, and purchases and redemptions by wrap-fee accounts that have an automatic rebalancing feature.

PRICING AND VALUATION
The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange (the "NYSE") is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19
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The price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a reliable market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

The types of securities for which fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

The fund expects to invest primarily in US securities. The fund expects to price most of its portfolio securities based on current market value, as discussed above. If the fund concludes that a market quotation is not readily available for a fund's portfolio security for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value per share. As a result, the fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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20                                                   UBS Global Asset Management
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MANAGEMENT

INVESTMENT ADVISOR
UBS Global Asset Management (Americas) Inc. ("UBS Global AM")is the fund's investment advisor and administrator. UBS Global AM, a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 51 West 52nd Street, New York, New York 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission (the "SEC"). As of June 30, 2006, UBS Global AM had approximately $128.2 billion in assets under management. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $629.7 billion in assets under management worldwide as of June 30, 2006. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGERS
INVESTMENT MANAGEMENT TEAMS. UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

IAN ASHMENT is the lead portfolio manager for the fund and has been primarily responsible for the day-to-day management of the fund's portfolio since 2005. Mr. Ashment has access to certain members of the North American Equities investment management team as well as portfolio managers in our London, UK affiliate. The team members also have access to additional portfolio managers and analysts within the various sectors in the fund. Mr. Ashment, as lead portfolio manager and coordinator, has responsibility for allocating the portfolio, implementing trades, and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Ashment is provided below.

Ian Ashment is a Fund Manager (since 1990) and Executive Director (since 2002). He has been employed by UBS Global AM and its predecessor firms since 1985.

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Mr. Ashment.

ADVISORY FEES
The contractual rate for the fund's advisory fees to UBS Global AM is 0.20% of the fund's average daily net assets.

UBS Global Asset Management (US) Inc. served as investment advisor to the fund until April 1, 2006. On April 1, 2006, its sister company, UBS Global Asset Management (Americas) Inc., started serving as investment advisor for the same compensation. A discussion regarding the basis for the Board of Trustees' approval of the fund's prior Investment Advisory and Administration Contract with USB

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21
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Global Asset Management (US) Inc. is available in the fund's semiannual report to shareholders for the fiscal period ended November 30, 2005. A discussion regarding the basis for the Board's approval of the fund's current Investment Advisory and Administration Contract with UBS Global Asset Management (Americas) Inc. is available in the fund's annual report to shareholders for the fiscal year ended May 31, 2006.

OTHER INFORMATION
The fund has received an exemptive order from the SEC that permits the board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

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22                                                   UBS Global Asset Management
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DIVIDENDS AND TAXES

DIVIDENDS
The fund normally declares and pays dividends annually.

Classes with higher expenses are expected to have lower dividends. For example, Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the fund through its transfer agent).

TAXES
The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends, if any, will consist of capital gain distributions and ordinary income. Distributions of short-term capital gains will be taxed as ordinary income. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than one year. A portion of the fund's distributions may be eligible to be treated as qualified dividends to the extent that the fund derives income from qualified dividends if both the fund and you satisfy certain holding period requirements. The fund will tell you annually how you should treat its dividends for tax purposes.

The fund may be required to withhold federal tax (currently at the rate of 28%) on all distributions payable to you if you fail to provide your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund's SAI.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of the fund's total assets, as of the most recent calendar-quarter end 25 days after the end of the calendar quarter.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The Forms N-Q and Disclosure of portfolio holdings Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. The fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                                        Class For
                                                           ---------------------------------------------------------------
                                                                                 For the years ended May 31,
                                                           ---------------------------------------------------------------
                                                             2006          2005          2004          2003          2002
                                                           --------      --------      --------      -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD ...................     $13.86        $13.04        $11.19       $12.37        $14.90
                                                           --------      --------      --------      -------       -------
Net investment income ..................................       0.18*         0.19*         0.13*        0.12*         0.10*
Net realized and unrealized gains (losses) from
investment activities ..................................       0.93          0.81          1.82        (1.20)        (2.22)
                                                           --------      --------      --------      -------       -------
Net increase (decrease) from operations.................       1.11          1.00          1.95        (1.08)        (2.12)
                                                           --------      --------      --------      -------       -------
Dividends from net investment income ...................      (0.18)        (0.18)        (0.10)       (0.10)        (0.08)
Distributions from net realized gains from
investment activities ..................................         --            --            --           --         (0.33)
                                                           --------      --------      --------      -------       -------
Total dividends and distributions to shareholders ......      (0.18)        (0.18)        (0.10)       (0.10)        (0.41)
                                                           --------      --------      --------      -------       -------
NET ASSET VALUE, END OF PERIOD .........................     $14.79        $13.86        $13.04       $11.19        $12.37
                                                           ========      ========      ========      =======       =======
TOTAL INVESTMENT RETURN(1) .............................       7.99%         7.62%        17.48%       (8.70)%      (14.37)%
                                                           ========      ========      ========      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................   $138,585      $143,288      $140,491      $79,638       $59,485
Expenses to average net assets, net of
fee waivers and/or expense reimbursements
by advisor .............................................       0.70%         0.70%         0.70%        0.67%         0.60%
Expenses to average net assets, before fee waivers
and/or expense reimbursements by advisor ..............        0.82%         0.79%         0.84%        0.84%         0.82%
Net investment income to average net assets,
net of fee waivers and/or expense reimbursements
by advisor .............................................       1.23%         1.41%         1.02%        1.14%         0.78%
Net investment income (loss) to average net
assets, before fee waivers and/or expense
reimbursements by advisor ..............................       1.11%         1.32%         0.88%        0.97%         0.56%
Portfolio turnover .....................................          4%            7%           16%          10%           12%

--------------
 * Calculated using the average month-end shares outstanding for the period.
** Annualized.
 # Amount earned represents less than $0.005 per share.
++ Amount of dividend paid represents less than $0.005 per share.
 + Commencement of issuance of shares.
 1 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                 Class B                                                  Class C
------------------------------------------     -------------------------------------------------------------
     For the              For the period
years ended May 31,      November 7, 2003+                       For the years ended May 31,
-------------------           through          -------------------------------------------------------------
 2006         2005          May 31, 2004         2006         2005         2004         2003           2002
------      -------      -----------------     -------      -------      -------      -------        -------
$13.70       $12.89           $12.12            $13.70       $12.89       $11.06       $12.21         $14.74
------      -------          -------           -------      -------      -------      -------        -------
  0.11*        0.13*            0.04*             0.07*        0.09*        0.03*        0.04*          0.00*#
  0.91         0.80             0.77              0.91         0.79         1.81        (1.19)         (2.20)
------      -------          -------           -------      -------      -------      -------        -------
  1.02         0.93             0.81              0.98         0.88         1.84        (1.15)         (2.20)
------      -------          -------           -------      -------      -------      -------        -------
 (0.08)       (0.12)           (0.04)            (0.05)       (0.07)       (0.01)       (0.00)++          --
    --           --               --                --           --           --           --          (0.33)
------      -------          -------           -------      -------      -------      -------        -------
 (0.08)       (0.12)           (0.04)            (0.05)       (0.07)       (0.01)       (0.00)++       (0.33)
------      -------          -------           -------      -------      -------      -------        -------
$14.64       $13.70           $12.89            $14.63       $13.70       $12.89       $11.06         $12.21
======      =======          =======           =======      =======      =======      =======        =======
  7.48%        7.18%            6.70%             7.18%        6.79%       16.68%       (9.39)%       (15.04)%
======      =======          =======           =======      =======      =======      =======        =======
$6,771      $12,924          $18,595           $29,967      $36,023      $41,204      $31,277        $39,381

  1.10%        1.10%            1.10%**           1.45%        1.45%        1.45%        1.42%          1.35%

  1.16%        1.15%            1.18%**           1.47%        1.49%        1.53%        1.63%          1.60%

  0.80%        1.01%            0.59%**           0.47%        0.66%        0.27%        0.39%          0.02%

  0.74%        0.96%            0.51%**           0.45%        0.62%        0.19%        0.18%         (0.23)%

     4%           7%              16%                4%           7%          16%          10%            12%

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                          Class C-2                                   Class Y
                                         --------------------------------------  -----------------------------------------------
                                              For the          For the period
                                         years ended May 31,  November 7, 2003+              For the years ended May 31,
                                         -------------------       through       -----------------------------------------------
                                          2006         2005      May 31, 2004      2006      2005      2004      2003      2002
                                         ------      -------  -----------------  -------   -------   -------   -------    ------
NET ASSET VALUE, BEGINNING
OF PERIOD .............................  $13.70      $12.89         $12.12        $13.93    $13.11    $11.24    $12.41    $14.94
                                         ------      ------         ------        ------    ------    ------    ------    ------
Net investment income .................    0.12*       0.13*          0.04*         0.22*     0.23*     0.15*     0.14*     0.14*
Net realized and unrealized gains
(losses) from investment activities ...    0.91        0.79           0.77          0.92      0.80      1.84     (1.19)    (2.24)
                                         ------      ------         ------        ------    ------    ------    ------    ------
Net increase (decrease) from
operations ............................    1.03        0.92           0.81          1.14      1.03      1.99     (1.05)    (2.10)
                                         ------      ------         ------        ------    ------    ------    ------    ------
Dividends from net investment income ..   (0.11)      (0.11)         (0.04)        (0.21)    (0.21)    (0.12)    (0.12)    (0.10)
Distributions from net realized
gains from investment activities ......      --          --             --            --        --        --        --     (0.33)
                                         ------      ------         ------        ------    ------    ------    ------    ------
Total dividends and distributions
to shareholders .......................   (0.11)      (0.11)         (0.04)        (0.21)    (0.21)    (0.12)    (0.12)    (0.43)
                                         ------      ------         ------        ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ........  $14.62      $13.70         $12.89        $14.86    $13.93    $13.11    $11.24    $12.41
                                         ======      ======         ======        ======    ======    ======    ======    ======
Total investment return(1) ............    7.54%       7.15%          6.70%         8.21%     7.83%    17.79%    (8.42)%  (14.23)%
                                         ======      ======         ======        ======    ======    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....  $5,071      $5,816         $6,862       $29,396   $24,105   $21,783   $12,324    $5,517
Expenses to average net assets, net
of fee waivers and/or expense
reimbursements by and recoupments
to advisor ............................    1.10%       1.10%          1.10%**       0.45%     0.45%@    0.45%     0.42%     0.35%
Expenses to average net assets,
before fee waivers and/or expense
reimbursements by advisor .............    1.15%       1.19%          1.21%**       0.67%     0.45%     0.45%     0.58%     0.64%
Net investment income to average net
assets, net of fee waivers and/or
expense reimbursements by and
recoupments to advisor ................    0.83%       1.01%          0.60%**       1.49%     1.67%@    1.24%     1.39%     1.01%
Net investment income to average
net assets, before fee waivers and/or
expense reimbursements by advisor .....    0.78%       0.92%          0.49%**       1.27%     1.67%     1.24%     1.23%     0.72%
Portfolio turnover ....................       4%          7%            16%            4%        7%       16%       10%       12%

--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

UBS S&P 500 INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)

---------------
 * Calculated using the average month-end shares outstanding for the period.
** Annualized.
 @ The advisor recouped expenses previously paid by the advisor on behalf of the
   Fund, not to exceed the expense cap.
 + Commencement of issuance of shares.
 1 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

                                 PRIVACY NOTICE
              THIS PRIVACY NOTICE IS NOT A PART OF THE PROSPECTUS.

FUNDS PRIVACY NOTICE

THIS NOTICE DESCRIBES THE PRIVACY POLICY OF THE UBS FAMILY OF FUNDS, THE UBS PACE FUNDS AND ALL CLOSED-END FUNDS MANAGED BY UBS GLOBAL ASSET MANAGEMENT (COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE COMMITTED TO PROTECTING THE PERSONAL INFORMATION THAT THEY COLLECT ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTORS.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

(C)2006 UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG. All Rights Reserved. 04-0389 www.ubs.com/globalam

                                 PRIVACY NOTICE
              THIS PRIVACY NOTICE IS NOT A PART OF THE PROSPECTUS.

[LOGO OF UBS] UBS Global Asset
                  Management

              UBS S&P 500 INDEX FUND
              PROSPECTUS

              September 28, 2006

TICKER SYMBOL:     Class:    A: PSPIX
                             B: PWSBX
                             C: PWSPX
                           C-2: PWSDX
                             Y: PSPYX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year. The fund makes its annual and semiannual reports available on its Web site at http://www.ubs.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and the SAI by contacting the fund directly at 1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC 0330. You can get copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

o Free from the EDGAR Database on the SEC's Internet Web site at http://www.sec.gov.

UBS Index Trust
--UBS S&P 500 Index Fund
Investment Company Act File No. 811-08229

(C) 2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

[LOGO OF UBS] UBS Global Asset
                  Management

UBS S&P 500 INDEX FUND

51 West 52nd Street
New York, New York 10019-6114

STATEMENT OF ADDITIONAL INFORMATION

UBS S&P 500 Index Fund is a diversified series of UBS Index Trust ("Trust"), a professionally managed open-end management investment company.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), serves as the investment advisor and administrator for the fund. UBS Global Asset Management
(US) Inc. ("UBS Global AM (US)") serves as the fund's principal underwriter and selects dealers for the sale of the fund shares. UBS Global AM and UBS Global AM
(US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling the fund toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus dated September 28, 2006. A copy of the Prospectus may be obtained by calling your Financial Advisor or by calling the fund toll-free at 1-800-647 1568. This SAI is dated September 28, 2006.

TABLE OF CONTENTS

<CAPTION
                                                                                             PAGE
                                                                                             ----
The fund and its investment policies ... .................................................     2
The fund's investments, related risks and limitations ....................................     2
Strategies using derivative instruments ..................................................     9
Disclosure of portfolio holdings .........................................................    14
Organization of the fund; trustees and officers; principal holders and management
   ownership of securities ...............................................................    18
Investment advisory, administration and principal underwriting arrangements ..............    28
Portfolio manager ........................................................................    34
Portfolio transactions ...................................................................    35
Reduced sales charges, additional purchase, exchange and redemption information
   and other services ....................................................................    37
Conversion of Class B shares .............................................................    40
Valuation of shares ......................................................................    40
Taxes ....................................................................................    41
Other information ........................................................................    43
Financial statements .....................................................................    44

THE FUND AND ITS INVESTMENT POLICIES

The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board of trustees ("board") without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index" or "Index"), before fees and expenses. The fund seeks to achieve its objective by investing primarily in common stocks issued by companies in the S&P 500 Index and in related derivatives, such as options and futures contracts, that simulate investment in the Index.

Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the S&P 500 Index. The fund will interpret this policy as if the following phrase appeared immediately after the words "net assets:" "(plus the amount of any borrowing for investment purposes)." The fund has adopted this policy as a "non-fundamental" policy. This means that this policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

The fund invests in substantially all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index and, ordinarily, invests in at least 450 stocks that are represented in the Index. If the fund experiences exceptional levels of purchases or redemptions, the fund may be delayed in rebalancing its portfolio to reflect the weightings of the common stocks reflected in the Index or may hold less than 450 stocks of the Index. The fund will be rebalanced as soon as practicable to reflect the common stock weightings represented in the Index and may use derivative instruments to replicate the weightings of the Index in the interim. From time to time, adjustments may be made in the fund's investments because of changes in the composition of the Index. The fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

The fund attempts to achieve a correlation, over time, between the performance of its investments and that of the S&P 500 Index of at least 0.95, before deduction of fees and expenses. A correlation of 1.00 would represent perfect correlation between the fund's performance and that of the Index. The performance of the fund versus that of the Index is compared at least weekly. If an unexpected tracking error develops, the fund's portfolio will be rebalanced to bring it into line with the Index. There can be no assurance that the fund will achieve its expected results.

The fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The fund's investments, related risks and limitations -- Investment limitations of the fund" for more information regarding borrowings. The fund also may invest in securities of other investment companies. The fund may invest in foreign securities.

THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

The following supplements the information contained in the fund's Prospectus concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but it is actually equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

MONEY MARKET INSTRUMENTS. The fund may invest in money market instruments for temporary purposes, to reinvest cash collateral from its securities lending activities or for cash management purposes. These instruments are short-term debt obligations and similar securities and include: (1) securities issued or guaranteed as to interest and principal by the US government or one of its agencies or instrumentalities; (2) debt obligations of US banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, the fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation.

INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in US securities. The value of foreign securities is subject to social, economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

The fund may invest in foreign securities only if the securities are traded in the US directly or through American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. For purposes of the fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the US and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the US about an unsponsored ADR than about a sponsored ADR.

Investment income and gains realized on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax conventions between the US and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The fund's investments, related risks and limitations -- Segregated accounts."

COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

OPERATIONS RISK. The fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those which UBS Global AM has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could adversely affect the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest cash collateral in money market instruments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than a normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates.

Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See "The fund's investments, related risks and limitations -- Segregated accounts."

INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of UBS Global AM, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUND

FUNDAMENTAL INVESTMENT LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation
(3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act. The fund will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to investments in securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities and provided that the fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

(3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. The fund will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

STRATEGIES USING DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

Options on securities -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on securities indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities index futures contracts -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Options on futures contracts -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to simulate full investment in the S&P 500 Index while retaining a cash balance for management purposes, such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses. As part of its use of Derivative Instruments for the cash management purposes, the fund may attempt to reduce the risk of adverse price movements ("hedge") in the securities of the S&P 500 Index while investing cash received from investor purchases of fund shares or selling securities to meet shareholder redemptions. The fund may also use Derivative Instruments to reduce transaction costs and to facilitate trading.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS Global AM may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1) There might be imperfect correlation between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(2) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(3) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and indices of those securities. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to the securities in the S&P 500 Index without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The fund's Investments, related risks and limitations -- Illiquid securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

(1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

FUTURES. The fund may purchase and sell futures contracts that are related to securities in which it is permitted to invest, such as securities index futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

ADVISOR EXEMPTION. Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association, UBS Global AM is not deemed to be a "commodity pool operator" under the Commodity Exchange Act, and is not subject to Registration or Regulation as such under the Commodity Exchange Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICIES AND PROCEDURES GENERALLY. UBS Global AM and the fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS Global AM and the fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. The fund's disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to limited exceptions described below, the fund's portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the fund's board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM's procedures require that UBS Global AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or UBS Global AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance Departments will periodically review how the fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund's shareholders.

BOARD OVERSIGHT. The fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the fund's code of ethics, and policies and procedures regarding the misuse of inside information by the chief compliance officer of the fund, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and
(iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the board reserve the right to amend the fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of the fund's board.

COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM, for legitimate business purposes, may disclose the fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM and/or the fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and the fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Department of UBS Global AM.

COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO UBS GLOBAL AM AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. The fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the fund's and/or UBS Global AM's code of ethics, the fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent or custodian to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- ARRANGEMENTS TO DISCLOSE TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the fund has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the fund are:

o State Street Bank and Trust Company, the fund's custodian, receives portfolio holdings information daily on a real-time basis.

o Ernst & Young LLP, the fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young for semiannual reporting purposes. Ernst & Young also receives portfolio holdings information once a year at a month-end for annual audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

o The ratings agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that the fund may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

o A limited number of financial printers used by the fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers, subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. The fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by the fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the rest of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments' representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include: (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions,
(iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may, in its sole discretion, determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

ORGANIZATION OF THE FUND; TRUSTEES AND OFFICERS;
PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

The Trust was organized on May 27, 1997 as a statutory trust under the laws of Delaware and currently has one operating series. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

The Trust is governed by a board of trustees, which oversees the Trust's operations and which is authorized to establish additional series. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each trustee (sometimes referred to as "board member") and executive officer, his or her name, address and age, the position held with the fund, the length of time served as trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

INTERESTED TRUSTEE
------------------

                                        TERM OF
                                        OFFICE+ AND
                          POSITION(s)   LENGTH OF                               NUMBER OF PORTFOLIOS          OTHER
                          HELD WITH     TIME         PRINCIPAL OCCUPATION(s)    IN FUND COMPLEX               DIRECTORSHIPS
NAME, ADDRESS, AND AGE    TRUST         SERVED       DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
----------------------    -----------   -----------  -----------------------    ---------------------------   ---------------------
Meyer Feldberg++; 64      Trustee       Since 1997   Professor Feldberg is      Professor Feldberg is a       Professor Feldberg
Morgan Stanley                                       Dean Emeritus and          director or trustee of 29     is also a director
1585 Broadway                                        Sanford Bernstein          investment companies          of Primedia Inc.
33rd Floor                                           Professor of Leadership    (consisting of 48             (publishing),
New York, NY 10036                                   and Ethics at Columbia     portfolios) for which         Federated
                                                     Business School,           UBS Global AM or one          Department Stores,
                                                     although on a two          of its affiliates serves as   Inc. (operator
                                                     year leave of absence.     investment advisor,           of department
                                                     He is also a senior        sub-advisor or manager.       stores), Revlon,
                                                     advisor to Morgan                                        Inc. (cosmetics)
                                                     Stanley (financial                                       and SAPPI, Ltd.
                                                     services) (since March                                   (producer of paper).
                                                     2005). Prior to July
                                                     2004, he was Dean
                                                     and Professor of
                                                     Management of the
                                                     Graduate School of
                                                     Business at Columbia
                                                     University (since 1989).

INDEPENDENT TRUSTEES
--------------------
Richard Q. Armstrong; 71  Trustee and   Since 1997   Mr. Armstrong is           Mr. Armstrong is a            None
c/o Willkie, Farr &       Chairman of   (Trustee)    chairman and principal     director or trustee of 16
Gallagher LLP             the Board     Since 2004   of R.Q.A. Enterprises      investment companies
787 Seventh Avenue        of Trustees   (Chairman    (management                (consisting of 35
New York, NY 10019-6099                 of the       consulting firm) (since    portfolios) for which
                                        Board of     April 1991 and             UBS Global AM or one
                                        Trustees)    principal occupation       of its affiliates serves as
                                                     since March 1995).         investment advisor,
                                                                                sub-advisor or manager.

David J. Beaubien; 72     Trustee       Since 2001   Mr. Beaubien is retired    Mr. Beaubien is a             Mr. Beaubien is
84 Doane Road                                        (since 2003.) He was       director or trustee of 16     also a director of
Ware, MA 01082                                       chairman of Yankee         investment companies          IEC Electronics,
                                                     Environmental Systems,     (consisting of 35             Inc., a
                                                     Inc., a manufacturer of    portfolios) for which         manufacturer of
                                                     meteorological             UBS Global AM or one          electronic
                                                     measuring systems          of its affiliates serves as   assemblies.
                                                     (since 1991).              investment advisor,
                                                                                sub-advisor or manager.

                                        TERM OF
                                        OFFICE+ AND
                          POSITION(s)   LENGTH OF                               NUMBER OF PORTFOLIOS          OTHER
                          HELD WITH     TIME         PRINCIPAL OCCUPATION(s)    IN FUND COMPLEX               DIRECTORSHIPS
NAME, ADDRESS, AND AGE    TRUST         SERVED       DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
----------------------    -----------   -----------  -----------------------    ---------------------------   ---------------------
Alan S. Bernikow; 65      Trustee       Since 2005   Mr. Bernikow is a          Mr. Bernikow is a             Mr. Bernikow is
207 Benedict Ave.                                    consultant on non-         director or trustee of 16     also a director
Staten Island, NY 10314                              management matters         investment companies          of Revlon, Inc.
                                                     for the firm of Deloitte   (consisting of 35             (cosmetics) (and
                                                     & Touche (international    portfolios) for which         serves as the
                                                     accounting and             UBS Global AM or one          chair of its audit
                                                     consulting firm) (since    of its affiliates serves as   committee), a
                                                     June 2003). Previously,    investment advisor, sub-      director of Mack-Cali
                                                     he was Deputy Chief        advisor or manager.           Realty Corporation
                                                     Executive Officer at                                     (real estate
                                                     Deloitte & Touche.                                       investment trust)
                                                                                                              (and serves as the
                                                                                                              chair of its audit
                                                                                                              committee) and a
                                                                                                              director of the
                                                                                                              Casual Male Retail
                                                                                                              Group, Inc.
                                                                                                              (menswear).

Richard R. Burt; 59       Trustee       Since 1997   Mr. Burt is chairman       Mr. Burt is a director or     Mr. Burt is also a
1275 Pennsylvania Ave.,                              of Diligence Inc.          trustee of 16 investment      director of The
N.W.                                                 (information and risk      companies (consisting of      Central European
Washington, D.C. 20004                               management firm)           35 portfolios) for which      Fund, Inc., The
                                                     and IEP Advisors           UBS Global AM or one          Germany Fund, Inc.,
                                                     (international             of its affiliates serves      The New Germany
                                                     investments and            as investment advisor,        Fund, Inc., IGT, Inc.
                                                     consulting firm).          sub-advisor or manager.       (provides technology
                                                                                                              to gaming and
                                                                                                              wagering industry)
                                                                                                              and The Protective
                                                                                                              Group, Inc.
                                                                                                              (produces armor
                                                                                                              products).

Bernard H. Garil; 66      Trustee       Since 2005   Mr. Garil is retired       Mr. Garil is a director or    Mr. Garil is also a
6754 Casa Grande Way                                 (since 2001). He was a     trustee of 16 investment      director of OFI
Delray Beach, FL 33446                               Managing Director at       companies (consisting of      Trust Company
                                                     PIMCO Advisory             35 portfolios) for which      (commercial trust
                                                     Services (from 1999 to     UBS Global AM or one          company) and a
                                                     2001) where he served      of its affiliates serves as   trustee for the
                                                     as President of closed-    investment advisor, sub-      Brooklyn College
                                                     end funds and Vice-        advisor or manager.           Foundation, Inc.
                                                     President of the                                         (charitable
                                                     variable insurance                                       foundation).
                                                     product funds advised
                                                     by OpCap Advisors
                                                     (until 2001).

                                        TERM OF
                                        OFFICE+ AND
                          POSITION(s)   LENGTH OF                                NUMBER OF PORTFOLIOS          OTHER
                          HELD WITH     TIME         PRINCIPAL OCCUPATION(s)     IN FUND COMPLEX               DIRECTORSHIPS
NAME, ADDRESS, AND AGE    TRUST         SERVED       DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
----------------------    -----------   -----------  -----------------------     ---------------------------   --------------------
Heather R. Higgins; 47    Trustee       Since 2005   Ms. Higgins is the          Ms. Higgins is a director     None
255 E. 49th St.,                                     President and Director      or trustee of 16
Suite 23D                                            of The Randolph             investment companies
New York, NY 10017                                   Foundation (charitable      (consisting of 35
                                                     foundation) (since 1991).   portfolios) for which
                                                     Ms. Higgins also serves     UBS Global AM or one
                                                     on the boards of several    of its affiliates serves as
                                                     non-profit charitable       investment advisor, sub-
                                                     groups, including the       advisor or manager.
                                                     Independent Women's
                                                     Forum (chairman), the
                                                     Philanthropy
                                                     Roundtable (vice
                                                     chairman) and the
                                                     Hoover Institution
                                                     (executive committee).

----------------
+ Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.
++ Professor Feldberg is deemed an "interested person" of the fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the fund may conduct transactions.

OFFICERS
--------

                                                      TERM OF OFFICE+
                               POSITION(s) HELD       AND LENGTH OF
NAME, ADDRESS, AND AGE         WITH TRUST             TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------         ----------------       ---------------        -----------------------------------------------
Joseph Allessie*; 41           Vice President         Since 2005             Mr. Allessie is a director and deputy
                               and Assistant                                 general counsel at UBS Global Asset
                               Secretary                                     Management (US) Inc. and UBS Global
                                                                             Asset Management (Americas) Inc.
                                                                             (collectively, "UBS Global AM -- Americas
                                                                             region") (since 2005). Prior to joining UBS
                                                                             Global AM -- Americas region, he was
                                                                             senior vice president and general counsel
                                                                             of Kenmar Advisory Corp. (from 2004 to
                                                                             2005). Prior to that Mr. Allessie was general
                                                                             counsel and secretary of GAM USA Inc.,
                                                                             GAM Investments, GAM Services, GAM
                                                                             Funds, Inc. and the GAM Avalon Funds
                                                                             (from 1999 to 2004). Mr. Allessie is a vice
                                                                             president and assistant secretary of 20
                                                                             investment companies (consisting of 91
                                                                             portfolios) for which UBS Global AM --
                                                                             Americas region or one of its affiliates
                                                                             serves as investment advisor, sub-advisor or
                                                                             manager.

                                                      TERM OF OFFICE+
                               POSITION(s) HELD       AND LENGTH OF
NAME, ADDRESS, AND AGE         WITH TRUST             TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------         ----------------       ---------------        -----------------------------------------------
Rose Ann Bubloski*; 38         Vice President and     Since 2006             Ms. Bubloski is an associate director (since
                               Assistant Treasurer                           2003) and a senior manager of the U.S.
                                                                             Mutual Fund Treasury Administration
                                                                             department of UBS Global AM -- Americas
                                                                             region. Ms. Bubloski is vice president and
                                                                             assistant treasurer of 20 investment
                                                                             companies (consisting of 91 portfolios) for
                                                                             which UBS Global AM -- Americas region
                                                                             or one of its affiliates serves as investment
                                                                             advisor, sub-advisor or manager.

Thomas Disbrow*; 40            Vice President         Since 2000             Mr. Disbrow is a director (since 2001) and
                               and Treasurer          (Vice                  head of U.S. Mutual Fund Treasury
                                                      President);            Administration department (since
                                                      Since 2004             September 2006) of UBS Global AM --
                                                      (Treasurer)            Americas region. Mr. Disbrow is a vice
                                                      Since 2006             president and treasurer of 20 investment
                                                      (Principal             companies (consisting of 91 portfolios)
                                                      Accounting             and principal accounting officer of four
                                                      Officer)               investment companies (consisting of 56
                                                                             portfolios) for which UBS Global AM --
                                                                             Americas region or one of its affiliates
                                                                             serves as investment advisor, sub-advisor
                                                                             or manager.

Michael J. Flook*; 41          Vice President         Since 2006             Mr. Flook is an associate director and
                               and Assistant                                 a senior manager of the U.S. Mutual Fund
                               Treasurer                                     Treasury Administration department of
                                                                             UBS Global AM -- Americas region (since
                                                                             2006). Prior to joining UBS Global AM --
                                                                             Americas region, he was a senior manager
                                                                             with The Reserve (asset management firm)
                                                                             from May 2005 to May 2006. Prior to
                                                                             that he was a senior manager with PFPC
                                                                             Worldwide since October 2000. Mr. Flook
                                                                             is a vice president and assistant treasurer
                                                                             of 20 investment companies (consisting of
                                                                             91 portfolios) for which UBS Global AM --
                                                                             Americas region or one of its affiliates
                                                                             serves as investment advisor, sub-advisor
                                                                             or manager.

                                                      TERM OF OFFICE+
                               POSITION(s) HELD       AND LENGTH OF
NAME, ADDRESS, AND AGE         WITH TRUST             TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------         ----------------       ---------------        -----------------------------------------------
Mark F. Kemper**; 48           Vice President         Since 2004             Mr. Kemper is general counsel of UBS
                               and Secretary                                 Global AM -- Americas region (since 2004).
                                                                             Mr. Kemper also is a managing director of
                                                                             UBS Global AM -- Americas region (since
                                                                             2006). He was deputy general counsel of
                                                                             UBS Global Asset Management (Americas)
                                                                             Inc. ("UBS Global AM -- Americas") from
                                                                             July 2001 to July 2004. He has been
                                                                             secretary of UBS Global AM -- Americas
                                                                             since 1999 and assistant secretary of UBS
                                                                             Global Asset Management Trust Company
                                                                             since 1993. Mr. Kemper is secretary of
                                                                             UBS Global AM -- Americas region
                                                                             (since 2004). Mr. Kemper is vice president
                                                                             and secretary of 20 investment companies
                                                                             (consisting of 91 portfolios) for which UBS
                                                                             Global AM -- Americas region or one of
                                                                             its affiliates serves as investment advisor,
                                                                             sub-advisor or manager.

Joanne M. Kilkeary*; 38        Vice President         Since 2004             Ms. Kilkeary is an associate director (since
                               and Assistant                                 2000) and a senior manager (since 2004)
                               Treasurer                                     of the U.S. Mutual Fund Treasury
                                                                             Administration department of UBS Global
                                                                             AM -- Americas region. Ms. Kilkeary is a
                                                                             vice president and assistant treasurer of 20
                                                                             investment companies (consisting of 91
                                                                             portfolios) for which UBS Global AM --
                                                                             Americas region or one of its affiliates
                                                                             serves as investment advisor, sub-advisor
                                                                             or manager.

Tammie Lee*; 35                Vice President         Since 2005             Ms. Lee is a director and associate general
                               and Assistant                                 counsel of UBS Global AM -- Americas
                               Secretary                                     region (since 2005). Prior to joining UBS
                                                                             Global AM -- Americas region, she was
                                                                             vice president and counsel at Deutsche
                                                                             Asset Management/Scudder Investments
                                                                             from 2003 to 2005. Prior to that she
                                                                             was assistant vice president and counsel
                                                                             at Deutsche Asset Management/Scudder
                                                                             Investments from 2000 to 2003. Ms. Lee
                                                                             is a vice president and assistant secretary
                                                                             of 20 investment companies (consisting of
                                                                             91 portfolios) for which UBS Global AM --
                                                                             Americas region or one of its affiliates
                                                                             serves as investment advisor, sub-advisor
                                                                             or manager.

                                                      TERM OF OFFICE+
                               POSITION(s) HELD       AND LENGTH OF
NAME, ADDRESS, AND AGE         WITH TRUST             TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------         ----------------       ---------------        -----------------------------------------------
Joseph McGill*; 44             Vice President         Since 2004             Mr. McGill is a managing director (since
                               and Chief                                     2006) and chief compliance officer (since
                               Compliance                                    2003) at UBS Global AM -- Americas
                               Officer                                       region. Prior to joining UBS Global AM --
                                                                             Americas region, he was assistant general
                                                                             counsel at J.P. Morgan Investment
                                                                             Management (from 1999 to 2003).
                                                                             Mr. McGill is a vice president and chief
                                                                             compliance officer of 20 investment
                                                                             companies (consisting of 91 portfolios) for
                                                                             which UBS Global AM -- Americas region
                                                                             or one of its affiliates serves as investment
                                                                             advisor, sub-advisor or manager.

Eric Sanders*; 40              Vice President         Since 2005             Mr. Sanders is a director and associate
                               and Assistant                                 general counsel of UBS Global
                               Secretary                                     AM -- Americas region (since 2005).
                                                                             From 1996 until June 2005, he held
                                                                             various positions at Fred Alger & Company,
                                                                             Incorporated, the most recent being assistant
                                                                             vice president and associate general counsel.
                                                                             Mr. Sanders is a vice president and assistant
                                                                             secretary of 20 investment companies
                                                                             (consisting of 91 portfolios) for which
                                                                             UBS Global AM -- Americas region or one
                                                                             of its affiliates serves as investment advisor,
                                                                             sub-advisor or manager.

Andrew Shoup*; 50              Vice President and     Since 2006             Mr. Shoup is a managing director and
                               Chief Operating                               senior member of the Global Treasury
                               Officer                                       Administration department of UBS Global
                                                                             AM -- Americas region (since 2006). Prior
                                                                             to joining UBS Global AM -- Americas
                                                                             region, he was Chief Administrative Officer
                                                                             for the Legg Mason Partner Funds (formerly
                                                                             Smith Barney, Salomon Brothers and
                                                                             CitiFunds mutual funds) from November
                                                                             2003 to July 2006. Prior to that, he held
                                                                             various positions with Citigroup Asset
                                                                             Management and related companies with
                                                                             their domestic and offshore mutual funds
                                                                             since 1993. Additionally, he has worked
                                                                             for another mutual fund complex as well
                                                                             as spending eleven years in public
                                                                             accounting. Mr. Shoup is a vice president
                                                                             of 20 investment companies (consisting of
                                                                             91 portfolios) for which UBS Global AM --
                                                                             Americas region or one of its affiliates
                                                                             serves as investment advisor, sub-advisor
                                                                             or manager.

                                                      TERM OF OFFICE+
                               POSITION(s) HELD       AND LENGTH OF
NAME, ADDRESS, AND AGE         WITH TRUST             TIME SERVED            PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
----------------------         ----------------       ---------------        -----------------------------------------------
Kai R. Sotorp**; 47            President              Since 2006             Mr. Sotorp is the Head of the Americas for UBS
                                                                             Global Asset Management (since 2004); a member
                                                                             of the UBS Group Managing Board (since 2003)
                                                                             and a member of the UBS Global Asset
                                                                             Management Executive Committee (since 2001).
                                                                             Prior to his current role, Mr. Sotorp was Head
                                                                             of UBS Global Asset Management -- Asia Pacific
                                                                             (2002-2004), covering Australia, Japan, Hong
                                                                             Kong, Singapore and Taiwan; Head of UBS Global
                                                                             Asset Management (Japan) Ltd. (2001-2004) and
                                                                             Representative Director and President of UBS
                                                                             Global Asset Management (Japan) Ltd.
                                                                             (2000-2004).  Mr. Sotorp is President of 16
                                                                             investment companies (consisting of 35
                                                                             portfolios) for which UBS Global Asset
                                                                             Management -- Americas region or one of its
                                                                             affiliates serves as investment advisor,
                                                                             sub-advisor or manager.

Keith A. Weller*; 45           Vice President         Since 1997             Mr. Weller is an executive director and
                               and Assistant                                 senior associate general counsel of UBS
                               Secretary                                     Global AM -- Americas region (since
                                                                             2005) and has been an attorney with
                                                                             affiliated entities since 1995. Mr. Weller is
                                                                             a vice president and assistant secretary of
                                                                             20 investment companies (consisting of
                                                                             91 portfolios) for which UBS Global AM --
                                                                             Americas region or one of its affiliates
                                                                             serves as investment advisor, sub-advisor
                                                                             or manager.

--------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.
+ Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                      TRUSTEE FOR WHICH UBS GLOBAL AM OR AN
                               DOLLAR RANGE OF EQUITY                    AFFILIATE SERVES AS INVESTMENT
TRUSTEE                         SECURITIES IN FUND+                     ADVISOR, SUB-ADVISOR OR MANAGER+
-------                        ----------------------          --------------------------------------------------
INTERESTED TRUSTEE
------------------
Meyer Feldberg                         None                                     Over $100,000

INDEPENDENT TRUSTEES*
---------------------
Richard Q. Armstrong                   None                                     Over $100,000

David J. Beaubien                      None                                     Over $100,000

Alan S. Bernikow                       None                                         None

Richard R. Burt                        None                                     Over $100,000

Bernard H. Garil                       None                                     Over $100,000

Heather R. Higgins                     None                                         None

--------------------
+  Information regarding ownership is as of December 31, 2005.

* To the extent they have not already done so, the members of the board who are not "interested persons" of the Trust, as defined in the Investment Company Act ("Independent Trustees") have each agreed to invest the equivalent of a minimum of one year's board member fees, in the aggregate, in the funds in the UBS Fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment may be made over a period not to exceed three years from the beginning of 2004 or the date of election to the board, whichever is later.

COMMITTEES

The Trust has an Audit Committee (formerly known as the Audit and Contract Review Committee) and a Nominating and Corporate Governance Committee. The members of the Audit Committee are the Independent Trustees. Alan S. Bernikow is chairperson of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairperson), David J. Beaubien, Heather R. Higgins and Bernard H. Garil.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of the fund's audit, (ii) overseeing the fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the fund's independent registered public accounting firm of their independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the fund's audit or determining whether the fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund's fiscal year ended May 31, 2006, the Audit Committee held 5 meetings.

The fund's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing other such corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held 2 meetings during the fiscal year ended May 31, 2006. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Global AM, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominees resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders.

INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

As of December 31, 2005, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with, UBS Global AM.

COMPENSATION

Each Independent Trustee receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $95,000 and a $13,000 fee for each regular joint meeting of the boards of those funds (and each in-person special joint meeting of the boards of those funds) actually attended. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund's board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The board's Chairman receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated equally according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person, is compensated by management.

The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

COMPENSATION TABLE+

                                                                            AGGREGATE          TOTAL COMPENSATION
                                                                          COMPENSATION           FROM THE TRUST
  NAME OF PERSON, POSITION                                               FROM THE TRUST*     AND THE FUND COMPLEX**
  ------------------------                                               ---------------     ----------------------
Richard Q. Armstrong, Trustee ......................................          $3,179                $164,514
David J. Beaubien, Trustee .........................................           2,549                 135,000
Alan S. Bernikow, Trustee+++ .......................................             784                       0
Richard R. Burt, Trustee ...........................................           2,864                 142,500
Meyer Feldberg, Trustee++ ..........................................               0                 172,983
Bernard H. Garil, Trustee+++ .......................................             694                       0
Heather R. Higgins, Trustee+++ .....................................             694                       0

+ Only Independent Trustees are compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the UBS Global AM funds.

++ Until March 1, 2005, Professor Feldberg was an independent board member and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the fund due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager. Professor Feldberg is compensated by UBS Global AM with respect to such UBS Global AM funds.

+++ Messrs. Bernikow and Garil and Ms. Higgins were elected to the Board in December 2005, and they were not compensated during the calendar year ended December 31, 2005 as board members.

* Represents total fees paid to each Independent Trustee indicated during the fiscal year ended May 31, 2006.

** Represents fees paid during the calendar year ended December 31, 2005 to each Independent Trustee by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien and Burt; and (b) 29 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor, or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

As of September 1, 2006, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

As of September 1, 2006, the following shareholders were shown in the fund's records as owning beneficially 5% or more of any class of the fund's shares. Except as listed below, the fund does not know of any other person who owns beneficially 5% or more of the fund's shares:

   BENEFICIALLY                                                   PERCENTAGE OF SHARES
      OWNED                                                        BENEFICIALLY OWNED
CLASS OF THE FUND          NAME AND ADDRESS*                     AS OF SEPTEMBER 1, 2005
-----------------          -----------------                     -----------------------
Class A                    Hartford Life Insurance Company                8.23
                           ATTN UIT Operations

Class A                    Nationwide Insurance Company Trust             9.79
                           c/o IPO Portfolio Accounting

Class C-2                  Mesirow Financial Inc.                         9.69
                           Joe A. Raith

Class C-2                  UBS Financial Services Inc. FBO               11.79
                           Thomas M. Harte
                           Eileen M. Harte JTWROS

   BENEFICIALLY                                                   PERCENTAGE OF SHARES
      OWNED                                                        BENEFICIALLY OWNED
CLASS OF THE FUND          NAME AND ADDRESS*                     AS OF SEPTEMBER 1, 2005
-----------------          -----------------                     -----------------------
Class Y                    Brown Brothers Harriman & Co. Cust.            9.16
                           FBO 4945325

Class Y                    Franklin S&P 500 Index Portfolio              72.65
                           FT 529 College Savings Plan
                           c/o Fund Accounting
                           Attn. Bruce Rosenberg VP Treasurer

Class Y                    UBS Financial Services Inc. FBO               10.29
                           The Jim & Sally Barksdale
                           Unitrust UTA DTD 02-06-96

--------------------
*   The shareholders listed may be contacted c/o UBS Global Asset Management
    (US) Inc., Attn: Compliance Department; 51 West 52nd Street, New York, NY 10019-6114.

INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment advisor and administrator to the fund pursuant to a contract ("Advisory and Administration Contract") with the Trust. Under the Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets.

Under a predecessor agreement that was substantially similar to the current Advisory and Administration Contract, during the fiscal years ended May 31, 2006, May 31, 2005, and May 31, 2004, UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), the fund's previous investment advisor and administrator earned (or accrued) advisory fees in the amounts of $371,392 (of which $203,142 was reimbursed to the fund pursuant to an expense reimbursement agreement with the fund), $463,140 (of which $161,079 was reimbursed to the fund pursuant to an expense reimbursement agreement with the fund) and $359,185 (of which $201,093 was reimbursed to the fund pursuant to an expense reimbursement agreement with the fund), respectively. During the fiscal year ended May 31, 2006, UBS Global AM earned (or accrued) advisory fees in the amount of $72,666 (of which $54,854 was reimbursed to the fund pursuant to an expense reimbursement agreement with the fund).

Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or UBS Global AM; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the fund; and (22) fees or expenses related to license agreements with respect to securities indices.

Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to UBS Global AM, or by UBS Global AM on 60 days' written notice to the fund.

SECURITIES LENDING. During the fiscal years ended May 31, 2006, May 31, 2005, and May 31, 2004, the fund paid (or accrued) $1,630, $675 and $386, respectively, to UBS Financial Services Inc. or UBS Securities LLC for its services as securities lending agent.

BANK LINE OF CREDIT. The fund participated until September 10, 2003 with other funds managed, advised or sub-advised by UBS Global AM or its affiliates in a $300 million committed credit facility (the "Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

Under the facility arrangement, the fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest was charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period from June 1, 2003 to September 10, 2003, the fund did not borrow under the Facility. For the period from June 1, 2003 to September 10, 2003, the fund paid a commitment fee of $819 to UBS AG, Stamford Branch.

Effective November 21, 2003, the fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, replacing the Facility. This is to be used for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of shareholders and other temporary or emergency purposes. Under this new arrangement, the fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the new arrangement. For the period November 21, 2003 through May 31, 2004, the fund did not borrow under the new arrangement. During the year ended May 31, 2005, the fund had an average daily amount of borrowing of $1,504,367 for 26 days with a related weighted average annualized interest rate of 2.68%, which resulted in $2,912 of interest expense. During the year ended May 31, 2006, the fund had an average daily amount of borrowing of $1,311,495 for 8 days with a related weighted average annualized interest rate of 4.25%, which resulted in $1,239 of interest expense.

PERSONAL TRADING POLICIES. The fund, and UBS Global AM have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

PROXY VOTING POLICIES AND PROCEDURES. The board believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS Global AM, the fund's investment advisor. Following is a summary of UBS Global AM's proxy voting policy.

You may obtain information about the fund's proxy voting decisions during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, by calling 1-800-647 1568, or through the online EDGAR database on the SEC's Web site (http://www.sec.gov).

UBS Global AM's proxy voting policy is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of those companies, and to exercise good judgment and practice diligent oversight with respect to the management of those companies. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances, and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

TRANSFER AGENCY RELATED SERVICES. UBS Financial Service Inc. provides transfer agency related services to the fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the fund's transfer agent, and is compensated for these services by PFPC, not the fund.

For the year ended May 31, 2006, UBS Financial Services Inc. received from PFPC, not the fund, $48,553 of the total transfer agency and related services fees paid by the fund to PFPC.

PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM (US) acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM (US) has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

UBS Global AM (US) may make payments to affiliated and unaffiliated dealers that engage in selling efforts on behalf of the fund. These payments generally will not exceed the annual rate of 0.04% of the value of the fund's shares sold as a result of the selling efforts; however, UBS Global AM (US) may pay firms a higher fee on certain very large omnibus accounts, up to the annual rate of 0.05% for a single account with assets of $1 billion or more. Payments to affiliated and unaffiliated dealers are made by UBS Global AM (US) out of its own resources, and the value of a shareholder's investment in the fund will be unaffected by these payments.

Under separate plans pertaining to the Class A, Class B, Class C and Class C-2 shares adopted by the fund in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Class A Plan," "Class B Plan," "Class C Plan" and "Class C-2 Plan," collectively, "Plans"), the fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the fund also pays UBS Global AM (US) a distribution fee, accrued daily and payable monthly at the annual rate of 0.75% of the average daily net assets of the Class C shares. Under the Class B Plan and the Class C-2 Plan, the fund pays UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.40% of the average daily net assets of the Class B shares and Class C-2 shares, respectively. There is no service or distribution plan with respect to Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.

UBS Global AM (US) uses the service fees under the Plans for Class A, Class B, Class C and Class C-2 shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS Global AM (US) uses the distribution fees under the Plans for Class B, Class C and Class C-2 shares to offset the commissions it pays to each dealer for selling the fund's Class B, Class C and Class C-2 shares, and to offset its marketing costs attributable to such class, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. UBS Global AM (US) also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the distribution activities of UBS Global AM (US).

UBS Global AM (US) compensates Financial Advisors when Class B, Class C or Class C-2 shares are bought by investors, as well as on an ongoing basis.

UBS Global AM (US) receives the proceeds of the initial sales charge paid when Class A or Class C-2 shares are bought and of the deferred sales charge paid upon sales of Class A, Class B, Class C or Class C-2 shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to UBS Global AM (US) for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the service or distribution expenses of UBS Global AM (US) exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the service or distribution expenses of UBS Global AM (US) are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of a Plan will be the sole responsibility of UBS Global AM (US) and not that of the fund. Annually, the board reviews the Plans and the corresponding expenses of UBS Global AM (US) for each class of shares of the fund separately from the Plans and expenses attributable to the other classes of shares.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the fund shall be committed to the discretion of the trustees who are not "interested persons" of the fund.

In reporting amounts expended under the Plan to the board, UBS Global AM (US) allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of another class of the fund's shares.

For the fiscal year ended May 31, 2006, the fund paid (or accrued) to UBS Global AM (US) service fees of $362,944 under the Class A Plan and service and distribution fees of $67,587, $339,011 and $35,831 under the Class B, Class C and Class C-2 Plans, respectively.

UBS Global AM (US) estimates that it and its affiliates incurred the following shareholder service-related and distribution-related expenses with respect to Class A, Class B, Class C and Class C-2 of the fund during the fiscal year ended May 31, 2006:

CLASS A
Marketing and advertising ........................................................   $287,959
Amortization of commissions ......................................................     82,167
Printing of prospectuses and SAIs ................................................      1,645
Branch network costs allocated and interest expense ..............................    447,822
Service fees paid to financial advisors ..........................................    138,831

CLASS B
Marketing and advertising ........................................................    $21,071
Amortization of commissions ......................................................     78,454
Printing of prospectuses and SAIs ................................................        118
Branch network costs allocated and interest expense ..............................     34,482
Service fees paid to financial advisors ..........................................      9,931

CLASS C
Marketing and advertising ........................................................    $67,794
Amortization of commissions/distribution fees paid to financial advisors .........    108,496
Printing of prospectuses and SAIs ................................................        384
Branch network costs allocated and interest expense ..............................    103,951
Service fees paid to financial advisors ..........................................     30,690

CLASS C-2
Marketing and advertising ........................................................    $10,967
Amortization of commissions/distribution fees paid to financial advisors .........      8,435
Printing of prospectuses and SAIs ................................................         62
Branch network costs allocated and interest expense ..............................     16,893
Service fees paid to financial advisors ..........................................      5,244

"Marketing and advertising" includes various internal costs allocated by UBS Global AM (US) to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM (US). "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the fund's shares during this period, and "service fees paid to Financial Advisors" represents compensation paid by UBS Financial Services Inc. to its Financial Advisors.

In approving the fund's overall Flexible Pricing(SM) system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Class A Plan, Class B Plan, Class C Plan and the Class C-2 Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered, as relevant (1) the conditions under which initial sales charges and/or deferred sales charges would be imposed and the amount of such charges, (2) the belief of UBS Global AM (US) that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM (US), (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM (US), and (6) the shareholder service-related and, where applicable, distribution-related expenses and costs of UBS Global AM (US).

With respect to each Plan, the board considered all compensation that UBS Global AM (US) would receive under that Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM (US) under the Plan in that UBS Global AM (US) would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund. These fees would increase if that Plan were successful and the fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and UBS Global AM (US) for the Class A and Class C shares for the periods set forth below, UBS Global AM (US) earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc.

                                                  FISCAL YEARS ENDED MAY 31,
                                            -------------------------------------
                                              2006           2005           2004
                                            -------        -------        -------
CLASS A
Earned ..................................   $42,937        $46,017        $80,479
Retained ................................     4,202          5,506          8,390

CLASS C
Earned ..................................       N/A            N/A         21,188
Retained ................................       N/A            N/A             50

UBS Global AM earned and retained the following deferred sales charges paid upon certain redemptions of fund shares for the fiscal year ended May 31, 2006:

Class A ........................................................      $ 1,466
Class B ........................................................       14,905
Class C ........................................................          999
Class C-2 ......................................................        2,981

UBS Global AM (US) may also make cash and non-cash payments to broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries"), subject to the internal policies and procedures of UBS Global AM (US). UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to the internal policies and procedures of UBS Global AM (US) governing payments for such seminars. These seminars may take place at the headquarters of UBS Global AM (US) or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to the internal policies and procedures of UBS Global AM (US), UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) the promotional items of UBS Global AM (US) of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

PORTFOLIO MANAGER

UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Ashment is the lead portfolio manager for the fund. This fund transitioned from Mr. Frank Vallario to Mr. Tom Digenan and Mr. Ian Ashment in December 2004. Mr. Ashment took on the lead portfolio manager role in 2005. The following table provides information relating to other accounts managed by Mr. Ashment as of May 31, 2006:

                                                                  REGISTERED             OTHER POOLED
                                                             INVESTMENT COMPANIES     INVESTMENT VEHICLES     OTHER ACCOUNTS
                                                             --------------------     -------------------     --------------
Number of accounts managed .......................                      1                        6                     5
Number of accounts managed with
Performance-based advisory fees ..................                      0                        0                     0
Assets managed (in millions) .....................                   $209                   $4,770                $3,786
Assets managed with performance-based
Advisory fees (in millions) ......................                      0                        0                     0

Because the fund is an index fund, UBS Global AM does not anticipate any conflicts of interest arising from management of the fund's portfolio. The management of a fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio manager and his team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including, where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the fund have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes of Ethics will adequately address all such conflicts.

COMPENSATION received by portfolio managers at UBS Global AM, including Mr. Ashment, includes a base salary and incentive compensation based on their personal performance. UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global AM's clients. Overall compensation can be grouped into four categories:

o Competitive salary, benchmarked to maintain competitive compensation opportunities.

o Annual bonus, tied to individual contributions and investment performance.

o UBS equity awards, promoting company-wide success and employee retention.

o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

BASE SALARY is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses, at least in part, to both long-term (3-year) and shorter-term (1-year) portfolio performance (as compared to the performance of the S&P 500 Index) more closely aligns the investment professionals' interests with those of UBS Global AM's clients.

ANALYST INCENTIVES. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three year periods. One-third of each analyst's rating is based upon the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

UBS AG EQUITY. Senior investment professionals, such as Mr. Ashment, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global AM feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

ADDITIONAL PLANS. UBS Global Asset Management offers more creative pay plans on an ad hoc basis for the top 2%-5% of our senior management. These plans are designed to align individual performance to longer term division performance and offer greater compensation potential as the firm's value increases over time. Mr. Ashment is eligible for this program.

As of the date of this SAI, Mr. Ashment and members of his immediate family owned no shares of the fund as this fund is not offered in the UK where he currently resides.

PORTFOLIO TRANSACTIONS

Subject to policies established by the board, UBS Global AM is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, UBS Global AM generally seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While UBS Global AM generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which some equity securities and most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. For the fiscal years ended May 31, 2006, May 31, 2005, and May 31, 2004, the fund paid $26,108, $36,047 and $64,567, in brokerage commissions, respectively.

The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Advisory and Administration Contract authorize UBS Global AM and any of its affiliates to effect portfolio transactions for the fund on a national securities exchange of which it is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

For the fiscal years ended May 31, 2006, May 31, 2005 and May 31, 2004, the fund paid no brokerage commissions to UBS Financial Services Inc. or any other affiliate of UBS Global AM.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM, are similar to those in effect with respect to brokerage transactions in securities.

In selecting brokers or dealers, UBS Global AM will consider the full range and quality of a broker's or dealer's services. Consistent with the interests of the fund and subject to the review of the board, UBS Global AM may cause the fund to purchase and sell portfolio securities through brokers or dealers who provide UBS Global AM with brokerage or research services. The fund may pay those brokers or dealers a higher commission, markup or markdown than may be charged by other brokers or dealers, provided that UBS Global AM determines in good faith that such commission, markup or markdown is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM to the fund and its other clients.

Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminar, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons and government representatives.

For the fiscal year ended May 31, 2006, UBS Global AM directed no transactions to brokers chosen because they provided research services.

For purchases or sales with broker-dealer firms which act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its own investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

The fund will not purchase securities that are offered in underwritings in which UBS Global AM or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS Global AM or any of its affiliates not participate in or benefit from the sale to the fund.

As of May 31, 2006, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

ISSUER                                           TYPE OF SECURITY                         VALUE
------                                         --------------------                   ------------
Bear Stearns Cos., Inc.                            Common Stock                       $    294,250
Citigroup, Inc.                                    Common Stock                          4,471,510
Goldman Sachs Group, Inc.                          Common Stock                          1,192,505
Merrill Lynch & Co., Inc.                          Common Stock                          1,223,729
Morgan Stanley & Co., Inc.                         Common Stock                          1,162,590
State Street Bank & Trust Co.                  Repurchase Agreement                        314,000
State Street Corp.                                 Common Stock                            372,600

PORTFOLIO TURNOVER. The fund's annual portfolio turnover rate may vary greatly from year to year, but will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended May 31, 2006 and May 31, 2005, the fund's portfolio turnover rates were 4% and 7%, respectively.

REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES

ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's financial advisors of its portion of the sales charge adjustment. Once received from the Financial Advisor, the sales charge adjustment will be used to purchase additional shares at the then-current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered part of the total investment for the purpose of determining the applicable sales charge pursuant to the Letter of Intent. No sales charge adjustment will be made unless and until the investor's Financial Advisor returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's Financial Advisor and UBS Global AM, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

o Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

o Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

o Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during the fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ("PFPC") of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special rule for Class A shareholders," below.

PAYMENTS BY UBS GLOBAL AM -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission of 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

PAYMENTS BY UBS GLOBAL AM -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ("Family Funds" include the fund, other UBS funds, UBS PACE Select funds and other funds for which UBS Global AM serves as principal underwriter) to shareholders who buy $10 million or more at any one time.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of other Family Funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such fund fairly to determine the value of its net assets, or
(3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their delegates or agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when a financial institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES. UBS Global AM or your Financial Advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B, Class C or Class C-2 shares. Class C-2 shares may only be purchased by existing Class C-2 Shareholders. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the Plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholders average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. A shareholder should also consider whether a large, single investment in Class B, Class C or Class C-2 shares would qualify for Class A sales load reductions.

AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B, CLASS C AND CLASS C-2 SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balances and withdrawals vary according to the class of shares:

o Class A, Class C and Class C-2 shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

o Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A, Class C and Class C-2 shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan) less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan is less than $5,000 for Class A and Class C shareholders. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of each month for monthly, quarterly, semi-annual or annual plans, your Financial Advisor will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but sale proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your Financial Advisor or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a automatic cash withdrawal plan from their financial advisors or by calling PFPC at 1-800-647 1568.

INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs may be available through your Financial Advisor through which investments may be made in shares of the fund, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

CONVERSION OF CLASS B SHARES

Class B shares of the fund will automatically convert to Class A shares of that fund, based on the relative net asset value per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distribution paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

VALUATION OF SHARES

The fund determines its net asset value per share separately for each class of shares normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by UBS Global AM as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.

TAXES

BACKUP WITHHOLDING. The fund is required to withhold at a rate which is currently 28% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Family Fund shares subsequently acquired.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain), determined without regard to any deduction for dividends paid ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, net income from certain qualified publicly traded partnerships and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or in the securities of certain qualified publicly traded partnerships. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.

If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends from the fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. These lower rates are currently scheduled to expire for taxable years beginning after December 31, 2010. Because many companies in which fund invests do not pay significant dividends on their stock, the fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

OTHER INFORMATION

DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware Statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware Statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares, Class C-2 shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. A share of each class of the fund represents an identical interest in its investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class C-2 and Class Y shares will differ.

VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund (so long as it is the sole series of the Trust) may elect all of the trustees of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class.

The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of the trustee at the written request of holders of 10% of the outstanding shares of the Trust.

CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses to the specific classes of the fund's shares to which those expenses are attributable. For example, the fund's Class C and Class C-2 shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

PRIOR NAMES. Prior to April 8, 2002, the Trust was known as "Brinson Index Trust" and the fund was known as "Brinson S&P 500 Index Fund." Prior to June 4, 2001, the Trust was known as "PaineWebber Index Trust" and the fund was known as "PaineWebber S&P 500 Index Fund."

CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 2 Avenue deLafayette, Boston MA 02206-5501, serves as custodian and recordkeeping agent for the fund. PFPC Inc., located at 400 Bellevue Parkway, Wilmington, DE 19809, is a subsidiary of PNC Bank, N.A., and serves as the fund's transfer and dividend disbursing agent.

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to UBS Global AM or the fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to UBS Global AM or the fund. S&P has no obligation to take the needs of UBS Global AM or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the fund's shares or the determination or calculation of the equation by which shares of the fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the fund or the marketing or sale of the fund's shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the fund's independent registered public accounting firm.

FINANCIAL STATEMENTS

The fund's Annual Report to Shareholders for the period ended May 31, 2006 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP, independent registered public accounting firm, appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

--------------------------------------------------------------------------------

[LOGO OF UBS] UBS Global Asset
                  Management

UBS S&P 500
INDEX FUND

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 28, 2006

(C)2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23. Exhibits
         --------

(1)      (i)    Amended and Restated Trust Instrument 1/

         (ii)   Certificate of Amendment to Amended and Restated Trust Instrument effective June 4, 2001 2/

         (iii)  Certificate of Amendment to Amended and Restated Trust Instrument effective April 8, 2002 2/

         (iv)   Certificate of Amendment to Amended and Restated Trust Instrument effective September 10, 2003 (filed herewith)

(2)      (i)    Amended and Restated By-Laws 1/

         (ii)   Certificate of Amendment to Amended and Restated By-Laws dated October 26, 2001 3/

         (iii)  Certificate of Amendment to Amended and Restated By-Laws dated February 15, 2002 2/

(3)      Instruments defining the rights of holders of Registrant's shares of beneficial interest 4/

(4)      (i)    Investment Advisory and Administration Contract (filed herewith)

         (ii)   Master Transfer and Novation Contract with respect to Investment Advisory and
                Administration Contract, dated as of April 1, 2006 5/

(5)      (i)    Principal Underwriting Contract (Class A, Class B, Class C, Class C-2 and Class Y Shares) (filed herewith)

         (ii)   Dealer Agreement (Class A Shares) 1/

         (iii)  Dealer Agreement (Class C Shares) 1/

         (iv)   Dealer Agreement (Class Y Shares) 1/

         (v)    Form of Selected Dealer Agreement 6/

(6)      Bonus, profit sharing or pension plans - None.

(7)      Custodian Contract 7/

(8)      (i)    Transfer Agency and Related Services Agreement 7/

         (ii)   Amendment to Transfer Agency and Related Services Agreement 8/

         (iii)  Amendment to Transfer Agency Agreement and Related Services Contract 9/

         (iv)   Form of Assignment of Contract from UBS Global Asset Management (US) Inc. to UBS Financial Services Inc. 9/

(9)      Opinion and Consent of Counsel (filed herewith)

(10)     Other opinions, appraisals, rulings and consents: Consent of Independent Registered Public Accounting
         Firm (filed herewith)

(11)     Financial statements omitted from Part B - None.

(12)     Letter of Investment Intent 10/

(13)     (i)    Shareholder Services Plan with respect to Class A Shares 11/

         (ii)   Rule 12b-1 Plan of Distribution with respect to Class B Shares 12/

         (iii)  Rule 12b-1 Plan of Distribution with respect to Class C Shares 1/

         (iv)   Rule 12b-1 Plan of Distribution with respect to Class C-2 Shares (filed herewith)

(14)     Multiple Class Plan pursuant to Rule 18f-3 (filed herewith)

(15)     Code of Ethics for Registrant, its investment advisor and its principal underwriter 12/

(16)     (i)    Powers of Attorney for Messrs. Armstrong, Beaubien, Beck, Burt and Feldberg 13/

         (ii)   Powers of Attorney for Ms. Higgins and Messrs. Bernikow and Garil 14/

         (iii)  Power of Attorney for Mr. Sotorp (filed herewith)

         ---------------------------
1/       Incorporated by reference from Post-Effective Amendment No. 4 to the Registrant's registration statement,
         SEC File No. 333-27917, filed September 29, 1999.

2/       Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant's registration statement,
         SEC File No. 333-27917, filed September 30, 2002.

3/       Incorporated by reference from Post-Effective Amendment No. 7 to the Registrant's registration statement,
         SEC File No. 333-27917, filed October 31, 2001.

4/       Incorporated by reference from Articles IV, VI, IX and X of Registrant's Amended and Restated Trust
         Instrument and from Articles VI and IX of Registrant's Amended and Restated By-Laws, filed with Post-
         Effective Amendment No. 4 to the registration statement, SEC File No. 333-27917, filed September 29,
         1999.

5/       Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of UBS PACE
         Select Advisors Trust, SEC File No. 33-87254, filed April 3, 2006.

6/       Incorporated by reference from Post-Effective Amendment No. 44 to the registration statement of UBS
         Master Series, Inc., SEC File No. 33-2524, filed June 27, 2001.

7/       Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant's registration statement,
         SEC File No. 333-27917, filed September 30, 1998.

8/       Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of UBS
         Master Series, Inc., SEC File No. 33-2524, filed June 30, 2003.

9/       Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of UBS
         RMA Money Fund Inc., SEC File No 002-78309, filed August 30, 2004.

10/       Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant's registration statement,
         SEC File No. 333-27917, filed October 17, 1997.

11/      Incorporated by reference from Post-Effective Amendment No. 9 to the Registrant's registration statement,
         SEC File No. 333-27917, filed August 20, 2003.

12/      Incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's registration statement,
         SEC File No. 333-27917, filed on July 28, 2005.

13/      Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of UBS
         Municipal Money Market Series, SEC File No. 33-36766, filed on June 30, 2005.

14/      Incorporated by reference from Post-Effective Amendment No. 21 to the registration statement of UBS
         PACE Select Advisors Trust, SEC File No. 33-87254, filed on March 2, 2006.

Item 24. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

         None.

Item 25. Indemnification
         ---------------

         Section 2 of Article IX of the Trust Instrument, "Indemnification," provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of Article IX also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Section 1 of Article IX of the Trust Instrument provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or independent contractor of the Registrant.

         Section 9 of the Investment Advisory and Administration Contract ("Advisory and Administration Contract") with UBS Global Asset Management (Americas) Inc. ("UBS Global AM") provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Advisory and Administration Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS Global AM in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory and Administration Contract. Section 13 of the Advisory and Administration Contract provides that the trustees shall not be liable for any obligations of the Trust or any series under the Advisory and Administration Contract and that UBS Global AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

         Section 9 of each Distribution Contract provides that the Trust will indemnify UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM (US) to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Principal Underwriting Contract also provides that UBS Global AM (US) agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM (US) for use in the Registration Statement or arising out of an agreement between UBS Global AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM (US) in connection with the Principal Underwriting Contract.

         Section 9 of each Dealer Agreement contains provisions similar to
Section 9 of the Advisory and Administration Contract, with respect to UBS Global AM (US) and UBS Financial Services Inc., as appropriate. Section 9 of the Form of Selected Dealer Agreement also contains provisions similar to
Section 9 of the Advisory and Administration Contract with respect to the applicable dealer.

         Insofar as indemnification for liabilities arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor
         ----------------------------------------------------

         UBS Global AM, a Delaware corporation, is a registered investment advisor and is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of each executive officer and director of UBS Global AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. Additionally, each of UBS Global AM's officers not disclosed below is also dual-hatted, and holds the same office with UBS Global AM (US) as he or she holds with UBS Global AM.

Name                      Position(s) Held With UBS Global AM     Other Substantial Business, Profession, Vocation or Employment
----                      -----------------------------------     --------------------------------------------------------------
Joseph Allessie           Assistant Secretary                     Assistant Secretary of UBS Global AM (US)

Michael J. Calhoun        Assistant Secretary                     Assistant Secretary of UBS Global AM (US)

Mary T. Capasso           Assistant Secretary                     Assistant Secretary of UBS Global AM (US)

Stephen Fleisher          Assistant Secretary                     Assistant Secretary of UBS Global AM (US)

Kimberly Guerin           Assistant Secretary                     Assistant Secretary of UBS Global AM (US)

Mark F. Kemper            Secretary and Chief Legal Officer       Secretary and Chief Legal Officer of UBS Global AM (US)

Barry M. Mandinach        Director and Vice President             Director, President and Chief Executive Officer
                                                                  of UBS Global AM (US)

Joseph McGill             Chief Compliance Officer                Chief Compliance Officer of UBS Global AM (US)

John Moore                Director, Treasurer and Chief           Director, Treasurer and Chief Financial Officer
                          Financial Officer                       of UBS Global AM (US)

Brian D. Singer           Director                                Director of UBS Global AM (US)

Kai R. Sotorp             Director, President and Chief           Director and Vice President of UBS Global AM (US)
                          Executive Officer

Keith Weller              Assistant Secretary                     Assistant Secretary of UBS Global AM (US)

Robert P. Wolfangel, Jr.  Vice President                          Vice President of UBS Global AM (US)

Item 27. Principal Underwriters
         ----------------------

(a) UBS Global AM (US) serves as principal underwriter for the following other investment companies:

             SMA RELATIONSHIP TRUST
             THE UBS FUNDS
             UBS CASHFUND INC.
             UBS INVESTMENT TRUST
             UBS MANAGED MUNICIPAL TRUST
             UBS MASTER SERIES, INC.
             UBS MONEY SERIES
             UBS MUNICIPAL MONEY MARKET SERIES
             UBS PACE SELECT ADVISORS TRUST
             UBS RMA MONEY FUND, INC.
             UBS RMA TAX-FREE FUND, INC.
             UBS SERIES TRUST

(b) UBS Global AM (US) is the Registrant's principal underwriter. The directors and principal executive officers of UBS Global AM (US), their principal business addresses and their positions and offices with UBS Global AM
(US) are identified below along with those directors and officers of UBS Global AM (US) who also serve as trustees or officers of the Registrant.

Name                       Positions and Offices With Underwriter or Dealer      Positions and Offices With Registrant
----                       ------------------------------------------------      -------------------------------------
Joseph Allessie*           Director and Deputy General Counsel of                Vice President and Assistant Secretary
                           UBS Global AM (US)

Rose Ann Bubloski*         Associate Director and Senior Manager of              Vice President and Assistant Treasurer
                           the US Mutual Fund Treasury
                           Administration Department of UBS
                           Global AM (US)

Michael J. Calhoun**       Assistant Treasurer of UBS Global AM (US)             None

Mary T. Capasso**          Assistant Treasurer of UBS Global AM (US)             None

Thomas Disbrow*            Director and Head of US Mutual Fund                   Vice President and Treasurer
                           Treasury Administration of UBS Global AM (US)

Stephen Fleischer**        Assistant Treasurer of UBS Global AM (US)             None

Michael J. Flook*          Associate Director and Senior Manager of              Vice President and Assistant Treasurer
                           the US Mutual Fund Treasury
                           Administration Department of UBS
                           Global AM (US)

Kimberly Guerin**          Assistant Treasurer of UBS Global AM (US)             None

Mark F. Kemper**           Secretary, Managing Director and General              Vice President and Secretary
                           Counsel of UBS Global AM (US)

Joanne M. Kilkeary*        Associate Director and Senior Manager of              Vice President and Assistant Treasurer
                           the US Mutual Fund Treasury
                           Administration Department of UBS
                           Global AM (US)

Tammie Lee*                Director and Associate General Counsel                Vice President and Assistant Secretary
                           of UBS Global AM (US)

Barry M. Mandinach*        Director, President and Chief Executive               None
                           Director of UBS Global AM (US)

Joseph McGill*             Managing Director and Chief Compliance                Vice President and Chief Compliance
                           Officer of UBS Global AM (US)                         Officer

John Moore**               Director, Treasurer and Chief Financial               None
                           Officer of UBS Global AM (US)

Eric Sanders*              Director and Associate General Counsel                Vice President and Assistant Secretary
                           of UBS Global AM (US)

Brian D. Singer*           Director of UBS Global AM (US)                        None

Name                       Positions and Offices With Underwriter or Dealer      Positions and Offices With Registrant
----                       ------------------------------------------------      -------------------------------------
Andrew Shoup*              Managing Director and Senior Member of                Vice President and Chief Operating
                           the Global Treasury Administration                    Officer
                           Department of UBS Global AM

Kai R. Sotorp**            Director and Vice President of UBS                    President
                           Global AM (US)

Keith A. Weller*           Executive Director and Senior Associate               Vice President and Assistant Secretary
                           General Counsel of UBS Global AM (US)

Robert P. Wolfangel, Jr.   Vice President of UBS Global AM (US)                  None

-------------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

(c)      None.

Item 28. Location of Accounts and Records
         --------------------------------

         The books and other documents required by: (i) paragraphs (b)(4), (c) and (d) of Rule 31a-1; and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM at 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. Management Services
         -------------------

         Not applicable.

Item 30. Undertakings
         ------------

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of September, 2006.

                                          UBS INDEX TRUST

                                          By: /s/ Eric Sanders
                                              -------------------
                                          Eric Sanders
                                          Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                        Title                                        Date
---------                        -----                                        ----
/s/ Richard Q. Armstrong         Trustee and Chairman of the Board of         September 27, 2006
------------------------         Trustees
Richard Q. Armstrong*

/s/ David J. Beaubien            Trustee                                      September 27, 2006
---------------------
David J. Beaubien*

/s/ Alan S. Bernikow             Trustee                                      September 27, 2006
--------------------
Alan S. Bernikow**

/s/ Richard R. Burt              Trustee                                      September 27, 2006
-------------------
Richard R. Burt*

/s/ Thomas Disbrow               Vice President and Treasurer                 September 27, 2006
------------------
Thomas Disbrow

/s/ Meyer Feldberg               Trustee                                      September 27, 2006
------------------
Meyer Feldberg*

/s/ Bernard H. Garil             Trustee                                      September 27, 2006
--------------------
Bernard H. Garil**

/s/ Heather R. Higgins           Trustee                                      September 27, 2006
----------------------
Heather R. Higgins**

/s/ Kai R. Sotorp                President                                    September 27, 2006
-----------------
Kai R. Sotorp***

* Signatures affixed by Elise M. Dolan pursuant to Powers of Attorney dated May 12, 2005 and incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of UBS Municipal Money Market Series, SEC File No. 33-36766, filed June 30, 2005.

** Signatures affixed by Elise M. Dolan pursuant to Powers of Attorney dated February 8, 2006 and incorporated by reference from Post-Effective Amendment No. 21 to the registration statement of UBS PACE Select Advisory Trust, SEC File No. 33-87254, filed March 2, 2006.

*** Signature affixed by Elise M. Dolan pursuant to Power of Attorney dated
    September 25, 2006 and filed herewith.

         UBS INDEX TRUST

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number
-------

(1)(iv) Certificate of Amendment to Amended and Restated Trust Instrument effective September 10, 2003

(4)(i)      Investment Advisory and Administration Contract

(5)(i) Principal Underwriting Contract (Class A, Class B, Class C, Class C-2 and Class Y Shares)

(9)         Opinion and Consent of Counsel

(10) Other opinions, appraisals, rulings and consents: Consent of Independent Registered Public Accounting Firm

(13)(iv)    Rule 12b-1 Plan of Distribution with respect to Class C-2 Shares

(14)        Multiple Class Plan pursuant to Rule 18f-3

(16)(iii)   Power of Attorney for Mr. Sotorp